Subsequent Events	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS

In June 2016, we entered into certain agreements forming a 50/50 joint venture with investment vehicles affiliated with the private equity firm Stonepeak Infrastructure Partners ("Stonepeak"). The joint venture company, Golar Power Limited ("Golar Power"), offers integrated LNG based downstream solutions, through the ownership and operation of FSRUs and associated terminal and power generation infrastructure.

The transaction closed in July 2016. At closing, Stonepeak acquired from us its 50% interest in Golar Power’s ordinary shares for $116 million and subscribed to $100 million of Golar Power’s preference shares. Golar Power’s initial asset base includes the $100 million invested by Stonepeak in connection with its purchase of preference shares, a 25% interest in Centrals Electricas de Sergipe S.A. ("CELSE"), a Brazilian corporation, which was formed for the purpose of constructing and operating a combined cycle, gas fired, power plant with installed capacity of 1,515.6 megawatts located in the municipality of Barra dos Coqueiros in the State of Sergipe in Brazil, or the Sergipe project, FSRU newbuilding that is currently being constructed at Samsung shipyard, and our former subsidiaries that own two modern 160,000 cbm trifuel LNG carriers, the Golar Penguin and the Golar Celsius, suited for conversion to FSRUs.

In October 2016, Golar Power approved taking a Final Investment Decision, or FID, on the Sergipe project thereby enabling CELSE to enter into a lump-sum turn key EPC agreement with General Electric to build, maintain and operate the above described power plant in Brazil. In addition, Golar Power has also recently increased its ownership in the Sergipe project from 25% to 50% by acquiring additional interests in CELSE.

On July 25, 2016 Golar and Schlumberger B.V. ("Schlumberger") entered into an agreement to form OneLNG, a joint venture, with the intention to offer an integrated upstream and midstream solution for the development of low cost gas reserves to LNG. OneLNG will be the exclusive vehicle for all projects that involve the conversion of natural gas to LNG which require both Schlumberger Production Management services and Golar's FLNG expertise. In accordance with the joint venture and shareholders agreement, Golar holds 51% and Schlumberger the remaining 49% of OneLNG.

OneLNG was established with $20 million in working capital that was contributed in proportion to each shareholder's ownership. Both parties have agreed that once OneLNG reaches Final Investment Decision on its first project, both parties will be required to contribute a further $250 million each in new equity. Subsequently, the parties will, on a project-by-project basis, discuss additional debt capital as required. This future financing will take into account Golar's FLNG intellectual property through an equitable contribution mechanism to be agreed between the parties.

Both Golar and Schlumberger have agreed that any new FLNG business development will be initiated by OneLNG. If the Board of OneLNG chooses not to proceed with an identified project, Golar or Schlumberger are free to pursue the project independently.

On September 27, 2016 and October 21, 2016 we drew down an additional $50 million on each of the respective dates in connection with the GoFLNG Hilli facility entered into in September 2015. To date we have drawn down $250 million under this facility.

In August 2016, we declared a dividend of $0.05 per share in respect of the quarter ended June 30, 2016 to holders of record on September 14, 2016, which was paid in October 3, 2016.

On October 14, 2016, we entered into an agreement with Golar Partners to exchange all of the existing incentive distribution rights ("Old IDRs") for the issuance of (i) a new class of incentive distributions rights ("New IDRs"), an aggregate of 2,994,364 common units and 61,109 general partner units on the closing date of the exchange and; (ii) an aggregate of up to 748,592 additional common units and up to 15,278 general partner units ("Earn-Out Units"). The Earn-Out Units represent an aggregate of 20% of the total units to be issued in connection with the transaction. The number of Earn-Out Units that will be issued is dependent on the contributions made by Golar Partners for the quarters ending December 31, 2016 through to September 30, 2018. The new IDRs provide for distribution "splits" between the IDR holders and the holders of common units equal to those applicable to the Old IDRs, which have been cancelled. However, the New IDRs provide for higher target distribution levels before distributions are payable with respect to the New IDRs, including an increase of the minimum quarterly distributions from $0.3850 to $0.5775 per common unit, effective with respect to the distribution for the quarter ended December 31, 2016.

Fortuna Project

In November 2016 OneLNGSM and Ophir Holdings & Ventures Ltd., or Ophir, signed a shareholders agreement to establish a joint operating company, or JOC, to develop a 2.6 trillion cubic feet gas concession offshore Equatorial Guinea. Subject to Final Investment Decision ("FID") the JOC, 66.2% owned by OneLNG and 33.8% by Ophir, is expected to own Ophir’s share of Equatorial Guinea’s Block R license, equivalent to approximately 2.2-2.5 million tons per annum of LNG over 15-20 years, and the FLNG vessel Gandria. As well as owning these assets the JOC will facilitate the financing, construction, development and operation of both the upstream and midstream components of this integrated project which is expected to cost $2 billion to reach first gas. A FID, expected within the first half of 2017, is subject to agreement of final terms and execution of documentation for around $1.2 billion of project debt financing, approval by the shareholders of Ophir Energy plc and approval by the government of Equatorial Guinea. Subject to FID, first gas is expected to be produced from the gas concession during the first half of 2020.